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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 7, 2002

Inverness Medical Innovations, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-16789 (Commission file number)	04-3565120 (I.R.S. Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)

Registrant's telephone number, including area code: (781) 647-3900

Not Applicable
Former name or former address, if changed since last report

ITEM 5.    OTHER EVENTS

        On August 7, 2002, we signed a definitive agreement with MedPointe, Inc. to acquire MedPointe's Wampole Laboratories Division, a leading distributer of point-of-care medical diagnostics products to the US market. A copy of our press release dated August 8, 2002 announcing the acquisition is attached as Exhibit 99.1 to this Current Report on Form 8 K and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c)
Exhibits. The following exhibits are filed with this document.

Exhibit Number	Description
99.1	Press Release dated August 8, 2002, entitled "Inverness Medical Innovations, Inc. Agrees to Acquire Wampole Labs Unit from MedPointe"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
By:	/s/ DUANE L. JAMES Duane L. James Vice President of Finance & Treasurer

Dated: August 8, 2002

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 8, 2002, entitled "Inverness Medical Innovations, Inc. Agrees to Acquire Wampole Labs Unit from MedPointe"

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SIGNATURE
EXHIBIT INDEX